Alternative Energy Tax Credits	12 Months Ended
Dec. 31, 2013
Alternative Energy Tax Credits
Alternative Energy Tax Credits

The Company generates black liquor as a by-product of its pulp manufacturing process, which entitled it to certain federal income tax credits. When black liquor is mixed with diesel, it is considered an alternative fuel that was eligible for a $0.50 per gallon refundable alternative fuel mixture credit for gallons produced before December 31, 2009. Black liquor is also eligible for a $1.01 per gallon taxable cellulosic biofuel producer credit for gallons of black liquor produced and used in 2009. The Company first recorded income relating to these credits in its income statement for the year ended December 31, 2009.

During 2010, the Internal Revenue Service (IRS) released guidance related to the alternative energy credits which resulted in: (1) the Company releasing a reserve that was established in 2009 for ambiguity in the calculation of the alternative fuel mixture credit; (2) reallocation of gallons of black liquor from the alternative fuel mixture credit to the cellulosic biofuel credit; and (3) the determination that the Company’s proprietary biofuel process at its Filer City, Michigan mill would likely qualify for the cellulosic biofuel producer credit. The Company amended its 2009 federal income tax return in December 2010 to claim the additional Filer City gallons. As a result of these changes, the Company recorded a charge of $(86.3) million in “Alternative fuel mixture credits” and a $135.5 million benefit in the “(Provision) benefit for income taxes.” Additional expenses of $1.6 million related to the alternative energy tax credits were also recorded, resulting in total income of $47.7 million recorded in 2010. In addition, the Company recorded in 2010 a reserve for unrecognized tax benefits under ASC 740, “Income Taxes,” of $102.0 million (net of the federal benefit for state taxes) because the IRS guidelines do not specifically address the unique and proprietary nature of the Filer City mill process and uncertainty exists.

On February 3, 2012, PCA again amended its 2009 federal tax return to reallocate claimed gallons from cellulosic biofuel producer credits to alternative fuel mixture credits. As a result of this change, the Company recorded a charge of $(118.5) million in “(Provision) benefit for income taxes” and income of $95.5 million in “Alternative fuel mixture credits,” together resulting in a first quarter 2012 non-cash, after-tax charge of $23.0 million. In the fourth quarter of 2012, PCA recorded after-tax income of $3.4 million for the amendment of the 2009 state income tax returns related to the federal amendment filed in February 2012. The net impact of these changes resulted in a non-cash, after-tax charge of $19.6 million for the year ended December 31, 2012.

The IRS completed its audit of PCA’s 2008 and 2009 Federal income tax returns and all claimed alternative energy tax credits were allowed. In November 2013, PCA received a confirmation letter from the Joint Committee on Taxation that their review was also complete. As a result, a $103.9 million ($102.0 million of tax plus $1.9 million of accrued interest) reserve for unrecognized tax benefits for the Filer City mill’s cellulosic biofuel tax credit was fully reversed as a benefit to income taxes in the fourth quarter.

In November 2013, an IRS Chief Counsel Memorandum was published that provided guidance concerning the taxability of the alternative fuel mixture credits. Based on this new fact, PCA reversed a $62.1 million (net of the federal benefit for state taxes) reserve for unrecognized tax benefits acquired from Boise for the taxability of the 2009 alternative fuel mixture credits that Boise had claimed through excise tax refunds as a benefit to income taxes in the fourth quarter. This resulted in a reduction in “Other long-term liabilities” of $13.1 million and the recording of a deferred tax asset to increase the net operating loss carryforwards recorded in deferred taxes by $49.0 million.